The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	RBSGC 2005-A - Group 3
	9/1/05Cutoff
TOTAL CURRENT BALANCE:	96,963,263.12
TOTAL ORIGINAL BALANCE:	97,786,215.00
NUMBER OF LOANS:	571

		Minimum	Maximum
AVG CURRENT BALANCE:	$169,813.07	$23,083.57	$990,198.04
AVG ORIGINAL BALANCE:	$171,254.32	$23,250.00	$999,950.00

WAVG GROSS COUPON:	6.71488%	6.25000	8.25000%

WAVG CURRENT FICO SCORE:	684	509	799

WAVG ORIGINAL LTV:	75.33%	26.76	95.00%

WAVG ORIGINAL TERM:	358 months	240	360 months
WAVG STATED REMAINING TERM:	348 months	229	353 months
WAVG SEASONING:	10 months	7	36 months

TOP STATE CONCENTRATIONS ($):	22.42 % New York, 16.57 % Florida, 8.94 % California
TOP INTEREST ONLY CONCENTRATIONS ($):	79.69 % NOT IO, 20.31 % IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	100.00 % Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.21% 11106 (Astoria, NY)
WAVG ORIG PREPAY TERM (EXCL 0):	44 months	6	60 months
FIRST PAY DATE: MATURE DATE:		Oct 01, 2002 Oct 01, 2024	Mar 01, 2005 Feb 01, 2035

DELINQUENT		NEXT DUE DATE	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS		PCT(#)
Current
	09/01/05		79,595,774.09	82.09		452		79.16
	10/01/05		14,250,818.53	14.70		99		17.34
	11/01/05		1,060,480.47	1.09		9		1.58
	12/01/05		322,598.38	0.33		1		0.18
	TOTAL		95,229,671.47	98.21		561		98.25
Delq: 30 Days
	08/01/05		1,733,591.65	1.79		10		1.75
	TOTAL		1,733,591.65	1.79		10		1.75
ORIGINATOR:
FNBN			57,717,848.31	59.53		281		49.21
GREENPOINT			30,178,877.98	31.12		239		41.86
UBS			9,066,536.83	9.35		51		8.93
TOTAL		96,963,263.12		100.00	571		100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

SERVICER:
CMC	57,717,848.31	59.53	281	49.21
GMAC	9,066,536.83	9.35	51	8.93
GREENPOINT	30,178,877.98	31.12	239	41.86
TOTAL	96,963,263.12	100.00	571	100.00
PRODUCT:
Fixed Rate	77,268,676.33	79.69	490	85.81
Fixed Rate IO	19,694,586.79	20.31	81	14.19
TOTAL	96,963,263.12	100.00	571	100.00
CURRENT BALANCE:
23,084 -100,000	13,727,426.65	14.16	201	35.20
100,001 -200,000	29,128,266.88	30.04	207	36.25
200,001 -300,000	19,421,625.32	20.03	81	14.19
300,001 -400,000	17,237,505.75	17.78	50	8.76
400,001 -500,000	7,254,542.39	7.48	16	2.80
500,001 -600,000	4,991,967.62	5.15	9	1.58
600,001 -700,000	3,259,809.28	3.36	5	0.88
900,001 -990,198	1,942,119.23	2.00	2	0.35
TOTAL	96,963,263.12	100.00	571	100.00
ORIGINAL BALANCE:
23,250 -100,000	13,528,109.35	13.95	199	34.85
100,001 -200,000	29,327,584.18	30.25	209	36.60
200,001 -300,000	19,421,625.32	20.03	81	14.19
300,001 -400,000	17,237,505.75	17.78	50	8.76
400,001 -500,000	7,254,542.39	7.48	16	2.80
500,001 -600,000	4,394,007.77	4.53	8	1.40
600,001 -700,000	3,857,769.13	3.98	6	1.05
900,001 -999,950	1,942,119.23	2.00	2	0.35
TOTAL	96,963,263.12	100.00	571	100.00
MORTGAGE RATE:
6.250 -6.250	490,314.60	0.51	2	0.35
6.251 -6.500	33,212,841.46	34.25	187	32.75
6.501 -6.750	30,934,496.71	31.90	180	31.52
6.751 -7.000	17,936,761.95	18.50	118	20.67
7.001 -7.250	12,877,020.86	13.28	75	13.13
7.251 -7.500	674,722.80	0.70	3	0.53
7.501 -7.750	458,043.97	0.47	3	0.53
7.751 -8.000	319,116.48	0.33	2	0.35
8.001 -8.250	59,944.29	0.06	1	0.18
TOTAL	96,963,263.12	100.00	571	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CURRENT FICO SCORE:
<= 0	183,999.88	0.19	3	0.53
501 - 550	878,547.09	0.91	5	0.88
551 - 600	5,366,182.83	5.53	29	5.08
601 - 650	19,188,522.63	19.79	92	16.11
651 - 700	33,527,663.43	34.58	218	38.18
701 - 750	24,869,156.20	25.65	154	26.97
751 - 799	12,949,191.06	13.35	70	12.26
TOTAL	96,963,263.12	100.00	571	100.00
ORIGINAL LTV:
<= 50.00	4,702,328.69	4.85	32	5.60
50.01 -60.00	5,921,331.21	6.11	29	5.08
60.01 -70.00	13,228,131.70	13.64	75	13.13
70.01 -80.00	62,102,036.19	64.05	367	64.27
80.01 -85.00	2,077,078.48	2.14	16	2.80
85.01 -90.00	4,862,389.14	5.01	28	4.90
90.01 -95.00	4,069,967.71	4.20	24	4.20
TOTAL	96,963,263.12	100.00	571	100.00
DEBT RATIO:
<= 0.00	29,732,033.99	30.66	165	28.90
0.01 -10.00	492,011.11	0.51	5	0.88
10.01 -20.00	3,395,548.36	3.50	19	3.33
20.01 -30.00	11,122,421.35	11.47	79	13.84
30.01 -40.00	32,403,327.42	33.42	199	34.85
40.01 -50.00	19,544,136.82	20.16	103	18.04
50.01 -50.20	273,784.07	0.28	1	0.18
TOTAL	96,963,263.12	100.00	571	100.00
ORIGINAL TERM:
240	1,649,844.95	1.70	8	1.40
360	95,313,418.17	98.30	563	98.60
TOTAL	96,963,263.12	100.00	571	100.00
REMAINING TERM:
229 - 240	1,649,844.95	1.70	8	1.40
313 - 324	172,517.89	0.18	1	0.18
337 - 348	5,044,523.54	5.20	34	5.95
349 - 353	90,096,376.74	92.92	528	92.47
TOTAL	96,963,263.12	100.00	571	100.00
SEASONING:
7 -12	93,582,632.44	96.51	549	96.15
13 -24	3,208,112.79	3.31	21	3.68
25 -36	172,517.89	0.18	1	0.18
TOTAL	96,963,263.12	100.00	571	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG PREPAY TERM:
6	1,289,608.45	1.33	5	0.88
12	10,590,132.83	10.92	52	9.11
24	6,787,830.81	7.00	34	5.95
30	480,883.45	0.50	3	0.53
36	29,086,297.74	30.00	161	28.20
42	735,146.93	0.76	4	0.70
60	47,993,362.91	49.50	312	54.64
TOTAL	96,963,263.12	100.00	571	100.00
LIEN POSITION:
First Lien	96,963,263.12	100.00	571	100.00
TOTAL	96,963,263.12	100.00	571	100.00
PREPAY FLAG:
Has Prepay Penalty	96,963,263.12	100.00	571	100.00
TOTAL	96,963,263.12	100.00	571	100.00
DOCUMENTATION:
Full Documentation	13,179,349.66	13.59	97	16.99
No Documentation	14,647,098.92	15.11	92	16.11
No Income Verification	3,192,433.65	3.29	18	3.15
No Income/Employ Disclosure	74,441.02	0.08	1	0.18
No Income/Employ/Asset Disclo	1,573,584.14	1.62	10	1.75
No Ratio	10,244,476.26	10.57	44	7.71
Stated Documentation	44,442,461.14	45.83	230	40.28
Stated Income	9,070,519.11	9.35	77	13.49
Stated Income/Asset	538,899.22	0.56	2	0.35
TOTAL	96,963,263.12	100.00	571	100.00
PURPOSE CODE:
Cash Out Refinance	41,643,762.84	42.95	223	39.05
Purchase	47,218,026.91	48.70	277	48.51
Rate/Term Refinance	8,101,473.37	8.36	71	12.43
TOTAL	96,963,263.12	100.00	571	100.00
OCCUPANCY:
Investor	24,920,933.75	25.70	185	32.40
Non-owner	9,804,159.46	10.11	86	15.06
Primary	59,504,024.63	61.37	286	50.09
Second Home	2,734,145.28	2.82	14	2.45
TOTAL	96,963,263.12	100.00	571	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

PROPERTY TYPE:
2-4 Units	17,247,308.72	17.79	77	13.49
Condominium	5,285,640.18	5.45	41	7.18
Cooperative	190,823.12	0.20	1	0.18
Deminimus PUD	1,765,349.98	1.82	14	2.45
PUD	4,350,552.05	4.49	29	5.08
Single Family	45,179,169.54	46.59	271	47.46
Single Family Detached	6,119,634.14	6.31	54	9.46
Two-to-Four Family	16,824,785.39	17.35	84	14.71
TOTAL	96,963,263.12	100.00	571	100.00
AMORTIZATION:
Fully Amortizing	96,963,263.12	100.00	571	100.00
TOTAL	96,963,263.12	100.00	571	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

STATE:
New York	21,741,134.19	22.42	74	12.96
Florida	16,071,017.66	16.57	106	18.56
California	8,667,759.37	8.94	34	5.95
Texas	6,241,443.33	6.44	54	9.46
Arizona	5,191,270.94	5.35	35	6.13
Ohio	3,958,041.30	4.08	34	5.95
Oregon	3,838,079.07	3.96	22	3.85
Virginia	3,312,394.46	3.42	15	2.63
Massachusetts	3,027,897.51	3.12	11	1.93
Washington	2,382,819.88	2.46	19	3.33
Maryland	2,269,959.39	2.34	10	1.75
New Jersey	1,896,301.75	1.96	7	1.23
Connecticut	1,847,331.53	1.91	10	1.75
Michigan	1,744,089.98	1.80	23	4.03
Idaho	1,711,979.11	1.77	12	2.10
Minnesota	1,422,812.97	1.47	7	1.23
Georgia	1,308,749.54	1.35	12	2.10
Pennsylvania	1,283,392.13	1.32	14	2.45
Nevada	1,146,342.09	1.18	5	0.88
Tennessee	1,132,248.99	1.17	7	1.23
Colorado	1,074,007.44	1.11	6	1.05
Indiana	812,259.07	0.84	15	2.63
Illinois	687,512.90	0.71	4	0.70
Montana	624,163.87	0.64	1	0.18
Utah	551,349.54	0.57	6	1.05
North Carolina	542,987.08	0.56	4	0.70
Oklahoma	535,219.83	0.55	9	1.58
Rhode Island	363,939.58	0.38	2	0.35
Delaware	328,993.23	0.34	3	0.53
South Carolina	284,127.74	0.29	1	0.18
Mississippi	281,846.14	0.29	3	0.53
Louisiana	263,878.25	0.27	2	0.35
Missouri	219,755.80	0.23	2	0.35
Wisconsin	106,922.39	0.11	1	0.18
District of Columbia	91,235.07	0.09	1	0.18
TOTAL	96,963,263.12	100.00	571	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG LTV RANGE	PMI	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
26.76 -80.00
	MGIC	70,075.64	0.07	1	0.18
	No MI	85,015,983.05	87.68	495	86.69
	PMI	208,727.57	0.22	2	0.35
	Radian	558,277.95	0.58	4	0.70
	Setup	100,763.58	0.10	1	0.18
	TOTAL	85,953,827.79	88.65	503	88.09
> 80.00
	GEMICO	104,623.13	0.11	1	0.18
	MGIC	542,869.91	0.56	3	0.53
	No MI	241,213.87	0.25	2	0.35
	PMI	3,101,261.06	3.20	23	4.03
	Radian	6,676,109.91	6.89	37	6.48
	Republic	175,928.34	0.18	1	0.18
	United Guaranty	167,429.11	0.17	1	0.18
	TOTAL	11,009,435.33	11.35	68	11.91

For internal use only. All Amounts subject to change.